VICEQ-SUM SUP 110918

Summary Prospectus Supplement dated November 9, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II of the Fund listed below:

Invesco V.I. Core Equity Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Ronald Sloan	Portfolio Manager	2002”

VICEQ-SUM SUP 110918